Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of California Coastal Communities, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in their respective capacity as an officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their respective knowledge, that:

•                    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2006

/s/ Raymond J. Pacini
Raymond J. Pacini
Chief Executive Officer

/s/ Sandra G. Sciutto
Sandra G. Sciutto
Senior Vice President and
Chief Financial Officer